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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K




                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 9, 2002

                         Commission file number: 1-14267

                             REPUBLIC SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)

               Delaware                                    65-0716904
      (State of Incorporation)              (I.R.S. Employer Identification No.)


       Republic Services, Inc.                               33301
   110 S.E. 6th Street, 28th Floor                        (Zip Code)
      Fort Lauderdale, Florida
(Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (954) 769-2400





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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (C) Exhibits (furnished pursuant to Item 9):

        Exhibit No.           Description
        -----------           -----------

         99.1 Statement Under Oath of James E. O'Connor in response to the order of the Securities and Exchange Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460).

         99.2 Statement Under Oath of Tod C. Holmes in response to the order of the Securities and Exchange Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460).

ITEM 9. REGULATION FD DISCLOSURE

The Exhibits attached to this Form 8-K are hereby furnished pursuant to Item 9.

On August 9, 2002, James E. O'Connor, the principal executive officer of Republic Services, Inc., and Tod C. Holmes, the principal financial officer of Republic Services, Inc., each filed with the Securities and Exchange Commission (the "SEC") a statement under oath in response to the order of the SEC pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460).

A copy of each of the statements under oath are attached hereto as Exhibits 99.1 and 99.2.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 9, 2002
                                       REPUBLIC SERVICES, INC.




                                       By:  /s/ Charles F. Serianni
                                           -------------------------------------
                                           Charles F. Serianni
                                           Chief Accounting Officer
                                           (Principal Accounting Officer)





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                                  EXHIBIT INDEX


Exhibits
--------

    99.1 Statement Under Oath of James E. O'Connor in response to the order of the Securities and Exchange Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460).

    99.2 Statement Under Oath of Tod C. Holmes in response to the order of the Securities and Exchange Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460).


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